EXHIBIT 23.1

           CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the use in this Registration Statement on Form S-8 of our report dated March 29, 2006 with respect to the financial statements of Headliners Entertainment Group, Inc. and Subsidiaries for the year ended December 31, 2005.


                          /s/ Bagell, Josephs, Levine & Company, L.L.C.
                          ---------------------------------------------
                          Bagell, Josephs, Levine & Company, L.L.C.
                          Certified Public Accountants

Gibbsboro, New Jersey
June 29, 2006